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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on Diamond Jim's Steakhouse, L.L.C. dated March 12, 1999 included in or made a part of this Current Report on Form 8-K/A.



                                                 /s/ Joel Popkin & Company, P.C.

New York, New York
July 2, 1999